Quarterly Holdings Report
for

Fidelity® Variable Insurance Products:

Real Estate Portfolio

March 31, 2020

VIPRE-QTLY-0520
1.799880.116

Schedule of Investments March 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 98.6%
REITs - Apartments - 22.2%
AvalonBay Communities, Inc.	124,142	$18,269,978
Essex Property Trust, Inc.	71,248	15,691,660
Invitation Homes, Inc.	509,600	10,890,152
Mid-America Apartment Communities, Inc.	93,200	9,602,396
UDR, Inc.	368,500	13,464,990
		67,919,176
REITs - Diversified - 14.3%
Clipper Realty, Inc.	224,700	1,163,946
Digital Realty Trust, Inc.	196,100	27,240,251
Duke Realty Corp.	321,700	10,416,646
VICI Properties, Inc.	303,700	5,053,568
		43,874,411
REITs - Health Care - 8.5%
Healthcare Realty Trust, Inc.	339,400	9,479,442
Ventas, Inc.	291,410	7,809,788
Welltower, Inc.	190,628	8,726,950
		26,016,180
REITs - Hotels - 3.1%
Braemar Hotels & Resorts, Inc.	96,014	163,224
RLJ Lodging Trust	1,217,500	9,399,100
		9,562,324
REITs - Management/Investment - 3.0%
American Tower Corp.	9,700	2,112,175
Lexington Corporate Properties Trust	443,700	4,405,941
Weyerhaeuser Co.	155,900	2,642,505
		9,160,621
REITs - Manufactured Homes - 4.5%
Equity Lifestyle Properties, Inc.	238,720	13,721,626
REITs - Office Buildings - 0.4%
CyrusOne, Inc.	20,200	1,247,350
REITs - Office Property - 12.2%
Alexandria Real Estate Equities, Inc.	82,300	11,280,038
Douglas Emmett, Inc.	405,400	12,368,754
Highwoods Properties, Inc. (SBI)	299,400	10,604,748
Mack-Cali Realty Corp.	216,000	3,289,680
		37,543,220
REITs - Shopping Centers - 2.6%
Acadia Realty Trust (SBI)	243,600	3,018,204
Cedar Realty Trust, Inc.	587,691	548,374
SITE Centers Corp.	361,200	1,881,852
Urban Edge Properties	283,705	2,499,441
		7,947,871
REITs - Storage - 9.5%
CubeSmart	671,400	17,986,806
Extra Space Storage, Inc.	115,600	11,069,856
		29,056,662
REITs - Warehouse/Industrial - 18.3%
Americold Realty Trust	328,900	11,195,756
Prologis, Inc.	503,254	40,446,523
Terreno Realty Corp.	85,500	4,424,625
		56,066,904
TOTAL COMMON STOCKS
(Cost $308,360,828)		302,116,345

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.29% (a)
(Cost $2,951,498)	2,950,613	2,951,498
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $311,312,326)		305,067,843
NET OTHER ASSETS (LIABILITIES) - 0.4%		1,320,112
NET ASSETS - 100%		$306,387,955

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,734
Total	$16,734

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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